UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 31, 2008
Shopoff Properties Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165

(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618

(Address of Principal Executive Offices)	(Zip Code)
(877) 874-7348

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
      Shopoff Properties Trust, Inc. (the "Company") hereby amends Item 9.01(a) and (b) of its Current Report on Form 8-K filed on January 7, 2009, as set forth below. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of Item 9.01(a) and (b), as amended.
      In addition, this Amendment No. 1 adds summary financial information the Company elects to disclose through Form 8-K pursuant to Regulation FD.
Item 7.01 Regulation FD Disclosure.
The Company elects to disclose summary financial information regarding the property, commonly known as "Winchester Hills," acquired from Pulte Home Corporation by SPT-SWRC, LLC, an affiliate of the Company, on December 31, 2008, and reported on the Company's Current Report on Form 8-K filed on January 7, 2009. The Company hereby furnishes the summary financial information as Exhibit 99.1 attached hereto and incorporated herein by reference.
Forward Looking Statements
The summary information disclosed in Exhibit 99.1 hereto contains certain forward-looking statements within the meaning of the federal securities laws which are intended to be covered by the safe harbors covered by these laws. Historical results and trends should not be taken as indicative of future operations. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the Company’s operations and future prospects include, but are not limited to: changes in economic conditions generally and in the real estate market specifically; legislative/regulatory changes, including laws governing the taxation of REITs; availability of capital; interest rates; the Company’s ability to service our debt; competition; supply and demand for undeveloped land and other real estate in our proposed market areas; and other risk factors as outlined in the Company's prospectus, as amended from time to time, and as detailed from time to time in our periodic reports, as filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
This property constitutes vacant land with no present operations or operating history. Accordingly, no financial statements are required to be filed.
(b) Pro forma financial information.
This property constitutes vacant land with no present operations or operating history. Accordingly, no pro forma financial statements are required to be filed.
(d) Exhibits.
99.1  Financial statements of SPT-SWRC, LLC (Unaudited) and summary financial information for Winchester Hills property.*
*This exhibit is furnished and is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: January 22, 2009

	By:	/s/ William A. Shopoff William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Financial statements of SPT-SWRC, LLC (Unaudited) and summary financial information for Winchester Hills property.*
*This exhibit is furnished and is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.